Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

Effective November 28, 2006

THE SECURITIES OF TRANSMERIDIAN EXPLORATION INCORPORATED ISSUED PURSUANT TO THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THERE ARE RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES WHICH ARE DESCRIBED IN SECTION 3 OF THIS SUBSCRIPTION AGREEMENT.

[THE INVESTOR CERTIFIES THAT IT IS NOT A U.S. PERSON AND IS NOT ACQUIRING THE SECURITIES FOR THE ACCOUNT OR BENEFIT OF ANY U.S. PERSON.] THE INVESTOR AGREES THAT IT WILL HOLD THE SECURITIES FOR INVESTMENT PURPOSES ONLY AND THAT ANY RESALE OF SUCH SECURITIES WILL BE MADE STRICTLY IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE INVESTOR FURTHER AGREES NOT TO ENGAGE IN ANY SHORT SALES, HEDGING TRANSACTIONS OR OTHER TRANSACTIONS WITH REGARD TO THE COMPANY’S SECURITIES UNLESS IN STRICT COMPLIANCE WITH THE SECURITIES ACT. THE INVESTOR UNDERSTANDS THAT THE COMPANY IS RELYING UPON THE REPRESENTATIONS, COVENANTS AND AGREEMENTS CONTAINED IN THIS SUBSCRIPTION AGREEMENT (AND ANY SUPPLEMENTAL INFORMATION) FOR THE PURPOSE OF DETERMINING WHETHER THIS TRANSACTION MEETS THE REQUIREMENTS FOR SUCH EXEMPTION.

IT IS IMPOSSIBLE TO FORECAST THE RESULTS TO A PURCHASER FROM AN INVESTMENT IN THE SECURITIES. NO ONE CAN PREDICT WHETHER, TO WHAT EXTENT, OR OVER WHAT TIME FRAME THE BUSINESS OF TRANSMERIDIAN EXPLORATION INCORPORATED MAY BE SUCCESSFUL. THE PURCHASE OF SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF AN ENTIRE LOSS OF THEIR INVESTMENT.

SECTION 1

1.1 Subscription. This Subscription Agreement (the “Agreement”) is made by and between Transmeridian Exploration Incorporated, a corporation organized under the laws of the State of Delaware (the “Company”, and the investor set forth below on the signature page hereof (the “Investor”). The Investor, intending to be legally bound, is purchasing from the Company, and the Company is selling to the Purchaser, on the terms and conditions of this Agreement the aggregate number of shares of 15% Senior Redeemable Convertible Preferred Stock, par value $0.0006 per share (the “Preferred Stock”), as is set forth below on the signature page hereof.

The purchase price is $100.00 per share of Preferred Stock. The Preferred Stock is convertible into shares of common stock, par value $0.0006 per share (the “Common Stock”) under certain conditions, which together with the other terms and conditions of the Preferred Stock are more fully described in the offering memorandum dated November 28, 2006 attached hereto as Exhibit “A” (the “Offering Memorandum”). The Investor hereby agrees that this Agreement shall be irrevocable and binding on the Investor and any successors in interest, representatives or assigns of the Investor. The Preferred Stock, and the Common Stock into which the Preferred Stock is convertible, are sometimes hereinafter referred to as the “Securities.”

1.2 Acceptance or Rejection. The Investor understands and acknowledges that this Agreement shall be deemed to be accepted by the Company only when it is signed by an authorized officer of the Company on behalf of the Company. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to consummate a closing of the transactions contemplated hereby and issue the Preferred Stock to any person to whom the issuance of the Preferred Stock would constitute a violation of the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any State of the United States or any foreign country.

1.3 Closing. The purchase and sale of the Preferred Stock hereunder (the “Closing”) shall occur on December 1, 2006 at the offices of the Company or its counsel in Houston, Texas, U.S.A., or such other place or time as shall by mutually agreed by the Company and the Investor.

1.4 Expenses of Transaction. In the absence of an agreement in writing, each party shall bear its own direct expenses of the transaction. The Company shall bear all costs of issuing the Preferred Stock and the Common Stock to the Investor.

1.5 No Brokerage Fees. The Investor possesses sufficient knowledge and experience in financial matters to evaluate the financial and business considerations of this transaction and the Investor has not engaged an Investment Representative to represent it in this transaction. Accordingly, no brokerage or other financial advisory fees are payable to any third party out of the proceeds of the investment. This provision shall not restrict the use by either party of any business, financial, legal, engineering, accounting, tax or other professional services to evaluate and consummate the transaction.

SECTION 2

2.1 Registration Rights. The Company shall grant to the Investor certain registration rights to register the Securities on a registration statement as determined by the Company. The terms and conditions of such registration rights shall be set forth in a registration rights agreement to be entered into by and between the Company and the Investor substantially in the form attached to this Agreement as Exhibit “B” (the “Registration Rights Agreement”).

SECTION 3

3.1 Investor Representations and Warranties. The Investor hereby acknowledges, represents and warrants to, and agrees with, the Company, as follows:

(a) General:

(i) The Investor is acquiring the Securities for its own account as principal, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part and no other person has a direct or indirect beneficial interest in such Securities (excluding, if applicable, the current stockholders and management of the Investor).

(ii) The Investor acknowledges its understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act and, in furtherance thereof, the Investor represents and warrants to and agrees with the Company as follows:

(A) The Investor has the financial ability to bear the economic risk of its investment, has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Company; and

(B) The Investor has such knowledge and experience in financial and business matters, including the risks associated with operating in the Republic of Kazakhstan, as to be fully capable of evaluating the merits and risks of the prospective investment.

(b) Information Concerning the Company: The Investor and such of its business, financial, legal, engineering and tax advisors as it, in its sole discretion, may choose to engage (collectively, the “Advisors”), acknowledge that it:

(i) Has been furnished with (A) a copy of the Company’s most recent Form 10-K (and amendments thereto) and Forms 10-Q filed under the rules and regulations of the United States Securities and Exchange Commission (the “Commission”); and (B) a copy of the Offering Memorandum. All of these materials are collectively referred to as the “Information”. As a condition to consummating the purchase of Preferred Stock hereunder, the Investor represents that it and/or its Advisors have carefully read the Information and understand and have evaluated the risks of the purchase of Securities and the considerations described in the Information; and have relied solely (except as indicated in subsections (ii) and (iii) below) on the Information;

(ii) Is familiar with the business and financial condition, properties, operations, and prospects of the Company, all as generally described in the Information; has been given the opportunity to ask questions of, and receive answers from, the appropriate officers of the Company concerning the terms and conditions of the offering and other matters pertaining to this investment and has asked such questions as it desires to ask and all such questions have been answered to the full satisfaction of the Investor; has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information contained in the Information or that which was otherwise provided in order for it to evaluate the merits and risks of purchase of the Securities to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and has not been furnished any other offering literature or prospectus except as mentioned herein or in the Information;

(iii) Has not been furnished with any oral representation or warranty in connection with the offering of the Securities by the Company or any officer, employee, agent, affiliate or subsidiary, which is not contained in the Information, and is relying solely on the information contained in the Information and the answers to questions with respect thereto furnished to the Investor by the Company;

(iv) Understands that the purchase of the Securities involves various risks including, but not limited to, those outlined in the Information and in this Agreement, and has determined that the Securities are a suitable investment and that it could bear a complete loss of its investment;

(v) Is not relying on the Company with respect to the economic considerations of the Investor related to this investment. The Investor has relied on the advice of, or has consulted with, regarding the economic considerations related to this investment, only its own Advisors;

(vi) The Investor is authorized and qualified to become a stockholder in, and authorized to make its capital contributions to, the Company, and the person signing this Agreement on behalf of such entity, if applicable, has been duly authorized by such entity to do so;

(vii) Any information which the Investor has heretofore represented or furnished to the Company with respect to its financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information it will immediately furnish such revised or corrected information to the Company; and

(viii) The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, all the representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the closing and any subsequent closings, taking into account all information received by the Investor.

(c) Investor Awareness. The Investor acknowledges, represents, agrees and is aware that:

(i) Substantially all of the Company’s current operations are located in the Republic of Kazakhstan and the Company is subject to the political and economic risks of operating in this country and region of the world.

(ii) No United States federal, state or foreign agency has passed upon the Securities or made any finding or determination as to the fairness of this investment;

(iii) The Company is subject to substantial risks, including those described in the Information, and the Investor acknowledges that these risks, as well as others incident to the investment in the Securities of the Company, could result in the loss of part or all of its investment;

(iv) Any projections or forward looking information provided to the Investor are based on various estimates and forecasts by the Company and/or its consultants and are subject to the caveats set forth in the Information. The Investor specifically acknowledges that actual results may differ materially from these estimates and forecasts; and

(v) The investment in the Company may be an illiquid investment and the Investor must bear the economic risk of investment in the Securities potentially for an indefinite period of time.

(d) Accredited Investor Status. The Investor represents that the Investor qualifies as an “accredited investor” under U.S. securities laws and regulations and any similar laws and regulations which may be applicable to this transaction in                      or any other foreign jurisdiction which may govern this transaction.

(e) Restrictions on Transfer or Sale of the Securities:

(i) The Investor is acquiring the Securities subscribed for solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities. The Investor understands that the offer and sale of the Securities has not been registered under the Securities Act, or the securities laws of any State of the United States, by reason of specific exemptions under the provisions thereof. These exemptions depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Agreement. [In particular, the Investor certifies that it is not a U.S. person and is not acquiring the Securities for the account or benefit of any U.S. person, nor is the Investor a U.S. person who purchased securities in a transaction that did not require registration under the Securities Act of 1933.] The Investor agrees that it will hold the Securities for investment purposes only and that any resale of such Securities will be made strictly in accordance with (A) the provisions of Regulation S promulgated under the Securities Act, (B) an effective registration statement under the Securities Act, or (C) pursuant to an available exemption from registration. The Investor further agrees not to engage in any short sales, hedging transactions or other similar transactions with regard to the Company’s securities unless in strict compliance with the Securities Act. The Investor understands that the Company is relying upon the representations, covenants and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii) The Investor understands that the Securities are restricted securities under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom, and the Investor understands that the Company has no obligation or intention to register any of the Securities purchased by the Investor hereunder, or to take any affirmative action so as to permit sales pursuant to the Securities Act, except pursuant to the Registration Rights Agreement. As a consequence, the Investor understands that it may be required to bear the economic risks of the investment in the Securities for an indefinite period of time. The Investor understands that the Investor may not at any time demand the purchase by the Company of the Investor’s Securities.

(iii) The Investor agrees: (A) that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act and all applicable State securities laws or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State securities laws; (B) that the Company and any transfer agent for the Securities shall not be required to give effect to any purported transfer of any of the Securities except upon compliance with the foregoing restrictions; and (C) that a legend in substantially the following form will be placed on any certificates representing the Securities:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN TAKEN WITHOUT A VIEW TO THE DISTRIBUTION THEREOF WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGULATION S PROMULGATED UNDER THE SECURITIES ACT, AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH SECURITIES ACT WHICH, IN THE OPINION OF COUNSEL FOR THE COMPANY, IS AVAILABLE. THE HOLDER AGREES NOT TO ENGAGE IN ANY SHORT SALES, HEDGING TRANSACTIONS OR OTHER SIMILAR TRANSACTIONS WITH REGARD TO THE SECURITIES OR THE SECURITIES OF THE COMPANY UNLESS IN STRICT COMPLIANCE WITH THE SECURITIES ACT.

(iv) The Investor has not offered or sold any portion of the subscribed for Securities and has no present intention of dividing such Securities with others or of reselling or otherwise disposing of any portion of such Securities either currently or after the passage of a fixed or determinable period of time or upon the occurrence or nonoccurrence of any predetermined event or circumstance.

SECTION 4

4.1 Survival; Indemnification. All representations, warranties and covenants contained in this Agreement and the indemnification contained in this Section 4.1 shall survive (i) the acceptance of the Agreement by the Company, (ii) the Closing, (iii) changes in the transactions, documents and instruments described in the Information which are not material or which are to the benefit of the Investor, and (iv) the merger, sale, bankruptcy, insolvency or other change in the legal status of the Investor. The Investor acknowledges the meaning and legal consequences of the representations, warranties and covenants in Section 3 hereof and that the Company has relied upon such representations, warranties and covenants in determining the Investor’s qualification and suitability to purchase the Securities. The Investor hereby agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents and controlling persons, from and against any and all losses, claims, damages, liabilities, expenses (including attorneys’ fees and disbursements), judgments or amounts paid in settlement of actions arising out of or resulting from the failure of any representation herein or the breach of any warranty or covenant herein. Notwithstanding the foregoing, however, no representation, warranty, covenant or acknowledgment made herein by the Investor shall in any manner be deemed to constitute a waiver of any rights granted to it under the Securities Act or the securities laws of any State of the United States.

4.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

4.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (Houston time) on a business day, (ii) the next business day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a business day or later than 5:00 p.m. (Houston time) on any business day, or (iii) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service such as Federal Express. The address for such notices and communications shall be as follows:

If to the Investor, addressed to:

or with respect to the Company, addressed to:

Transmeridian Exploration Incorporated

397 N. Sam Houston Pkwy E, Suite 300

Houston, Texas 77060

Attention: General Counsel

Facsimile No.: 281-999-9094

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

4.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all the parties, notwithstanding that all parties are not signatories to the same counterpart. Delivery of a signed counterpart of this Agreement by facsimile transmission shall be effective as delivery of the original hereof.

4.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Investor is more than one person, the obligation of the Investor shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and its heirs, executors, administrators and successors.

4.6 Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

4.7 Assignability. This Agreement is not transferable or assignable by the Investor except as may be provided herein.

4.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

4.9 State Securities Laws. The offering and sale of the Securities is intended to be exempt from registration under the securities laws of certain States of the United States. All subscribers must note that there are restrictions on transfer of all Securities, as agreed upon in Section 3 of this Agreement.

EXHIBITS:
A	OFFERING MEMORANDUM

B	REGISTRATION RIGHTS AGREEMENT

This agreement is effective as of the date first written above.

TRANSMERIDIAN EXPLORATION INCORPORATED

By:
Name:
Title:

INVESTOR:

By:
Name:	N/A
Title:	N/A

Number of Shares of Preferred Stock Purchased Hereby: Purchase Price: $